                   OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
                   Supplement dated January 11, 2005 to the
                      Prospectus dated December 23, 2003

This Prospectus supplement incorporates the supplement dated December 10,
2004 and is in addition to the supplement dated July 6, 2004. The supplements dated September 24, 2004 and December 10, 2004 are withdrawn. This supplement amends the Prospectus as follows:

1.   At a meeting of the Fund's Board of Directors, held December 6, 2004, the Board resolved not to renew the Fund's subadvisory agreement with OpCap
Advisors LLC, which therefore expires at the close of business on December
31, 2004. Immediately thereafter, the Manager -- OppenheimerFunds, Inc. --
shall provide day-to-day portfolio management for the Fund. As a result, the following changes to the prospectus will take effect as of January 1, 2005:

     (i) The references to "Sub-Advisor" in each of the following will be replaced with "Manager": the third sentence of the first paragraph under the section "Main Risks of Investing in the Fund" on page 4 and the third sentence in the second paragraph of the subsection captioned "Debt
Securities" on page 10.  The text "Manager and Sub-Advisor monitor" will be replaced with "Manager monitors" in the fourth sentence of the subsection captioned "Illiquid and Restricted Securities" on page 12.

     (ii) The first sentence of the second paragraph of the section captioned
"THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS" on page 9 will be deleted.  The reference to "Sub-Advisor" in the second sentence of the same section will be replaced with "Manager."

     (iii)  The paragraph captioned "The Manager's Fees" on page 13 will be deleted in its entirety and replaced with the following:

Advisory Fees.  The Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.85% of the first $1 billion of average annual net assets of the Fund, 0.80% of the next $500 million, 0.75% of the next $500 million, 0.70% of the next $500 million,
     0.65% of the next $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of average annual net assets in excess of $4 billion. The Fund's management fee for its last fiscal year ended
     October 31, 2003 was 0.87% of average annual net assets for each class of shares.

        Effective January 1, 2005, the Manager has voluntarily agreed to waive advisory fees at an annual rate that further declines as the
     Fund's assets grow: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the $200 million, 0.69% of the next
     $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1 billion and 0.56% of average annual net assets in excess of $2.5 billion.

     (iv) The paragraph captioned "The Sub-Advisor" on page 13 will be deleted in its entirety.

     (v) The paragraph captioned "Portfolio Manager" on page 14 will be deleted and replaced with the following:

Portfolio Manager. As of January 1, 2005, the portfolio manager of the Fund is Emmanuel Ferreira. As of that date, he is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr.
     Ferreria has been a Vice President of the Manager since January 2003.
     Prior to joining the Manager in January 2003, Mr. Ferreira was a portfolio manager at Lashire Investments (1999-2003), and a senior analyst at Mark Asset Management (1997-1999).

2.   The following new section is added to the end of the section captioned
"How the Fund is Managed" immediately following the paragraph titled
"Portfolio Manager" on page 14:

PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment Manager, Distributor and Transfer
Agent, some of the Oppenheimer funds including the Fund, and Directors or
Trustees of some of those funds, excluding those of the Fund. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment
Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the defendant Directors breached their fiduciary duties to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004, September 3, 2004,
September 14, 2004, September 14, 2004, September 21, 2004 and September 22,
2004, in the U.S. District Court for the Southern District of New York. By
order dated October 27, 2004, these six actions, and future related actions, were consolidated by the District Court into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint. The present complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

January 11, 2005                                      PS0236.027